UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 15, 2003

                      TREZAC INTERNATIONAL CORPORATION
            --------------------------------------------------
            (Exact name of registrant as specified in charter)

          Texas                      0-25891                  76-0270330
----------------------------       -------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)


           4630 South Kirkman Rd., Suite 129, Orlando, Florida 32811
           ---------------------------------------------------------
                   (Address of principal executive offices)

                                407-719-0607
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


            1240 South Parker Road, Suite 203, Denver, CO  80231
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

The Corporation's mailing address and business address have been changed from 1240 South Parker Road, Suite 203, Denver, CO 80231 to 4630 South Kirkman Rd. Suite 129, Orlando, Florida 32811, Telephone: 407-719-0607, effective October 15, 2003.


                                  SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TREZAC INTERNATIONAL CORPORATION
                              --------------------------------
                                       Registrant

                              By: /s/ Iurie Bordian
                              ------------------------
                                      Iurie Bordian
                                      President and CEO



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